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                                                                    EXHIBIT 23.5



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-4 of USA Networks, Inc. of our report dated December 8, 1997 relating to the financial statements of Universal Television Group, which appears in such Prospectus. We also consent to the references to us under the heading "Experts" in such Prospectus.


PRICEWATERHOUSECOOPERS LLP


March 4, 1999
Century City, CA